================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Original Report (Date of earliest event reported): October 16, 2003


                               CADEMA CORPORATION
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                         0-9614               88-0160741
---------------------------             -----------           ---------------
(State or other jurisdiction            (Commission            (IRS Employer
      of Incorporation                    File No.)          Identification No.)



  c/o Number one Corporation, 50 Washington St., Norwalk CT        06854
  ---------------------------------------------------------        -----
       (Address of principal executive offices)                  (Zip Code)



Registrants telephone Number (including area code)          (203) 854-6711
                                                            --------------


          Former name or former address, if changed since last report:
--------------------------------------------------------------------------------
                                 Not Applicable



================================================================================

                                   FORM 8-K/A


This Form 8-K/A amends an earlier Form 8-K filed by Cadema Corporation on November 24, 2003. The purpose of the filing is to address SEC comments on Item 4 in regards to regulation references and the lack of a letter from the former auditor. Item 4 is revised as follows:


Item 4. Change in Registrant's Certifying Accountant.

(i) On October 16, 2003, McGladrey & Pullen LLP ("McGladrey") resigned as the independent accountants of the registrant.

(ii) McGladrey did not issue an opinion on the registrant's December 31, 2002 financial statements. During the two most recent fiscal years for which McGladrey issued an opinion of the registrant's financial statements, for the subsequent interim periods after December 31, 2001, and up to the date of the resignation, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to McGladrey's satisfaction, would have caused McGladrey to make reference to the subject matter of the disagreement(s) in connection with its report.

(iii) The report issued by McGladrey on Cadema Corporation for the fiscal years December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, but did contain an explanatory paragraph expressing uncertainty as to the registrant's ability to continue as a going concern.

(iv) During the two most recent fiscal years for which McGladrey issued an opinion of the financial statements and the interim periods through September 30, 2002, none of the events described in Regulation S-B
          Item 304(a)(1)(iv) occurred.

(v) Due to fiscal constraints, an audit of the December 31, 2002 financial statements was not conducted and an independent accountant did not conduct a review of interim information subsequent to September 30, 2002.

(vi) A decision to engage a replacement auditor has not been approved by the Board of Directors.


(vii) On December 30, 2003, Cadema Corporation delivered a copy of the disclosures it is making in response to this Item 4 of Amended Form 8-K/A, and requested that McGladrey furnish the Securities and Exchange Commission with a letter stating whether or not McGladrey agrees with such disclosures. A copy of McGladrey's letter, dated December 30, 2003 is filed as Exhibit 16 to this Amended Form 8-K/A.








                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                             Cadema Corporation


                                             /s/ Roger D. Bensen
                                             ---------------------------
  Date:  December 30, 2003                   Roger D. Bensen
                                             Chairman of the Board and
                                             Chief Executive Officer